FORM 8-K
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2003

MIDWEST BANC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13735 (Commission File Number)	36-3252484 (IRS Employer Identification No.)

501 West North Avenue, Melrose Park, Illinois 60160

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (708) 865-1053

N/A

(Former name or former address, if changed since last report)

SIGNATURES
EX-99.1 Press Release

Item 5.  Other Events.

     Attached as Exhibit 99.1 is a copy of a press release issued by Midwest on January 3, 2003 relating to its acquisition of Big Foot Financial Corp.

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Item 7.  Financial Statements and Exhibits

(a)	Financial statements of business acquired.

N/A

(b)	Pro forma financial information.

N/A

(c)	Exhibits.

99.1	Press Release, dated January 3, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2003

MIDWEST BANC HOLDINGS, INC.

By: /s/ Brad A. Luecke
Brad A. Luecke, President and Chief Executive Officer

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